-1- THIRD AMENDMENT TO AMENDED & RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF TERRAFORM POWER, LLC This Third Amendment (this “Amendment”) to the Amended and Restated Limited Liability Company Agreement of TerraForm Power, LLC (the “Company”), dated as of July 23, 2014 (as amended from time to time, the “LLC Agreement”), is entered into as of June 1, 2016 (the “Amendment Date”) by TerraForm Power, Inc., a Delaware corporation (“Terra, Inc.”), acting in its capacity as sole Managing Member of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the LLC Agreement. RECITALS WHEREAS, the Managing Member desires to amend the LLC Agreement to delegate all of the Managing Member’s rights, powers and authority with respect to Conflicts Matters (as defined below in this Amendment) to an independent conflicts committee, subject to the terms and conditions set forth in this Amendment; WHEREAS, pursuant to Section 9.4 (Amendments and Waivers) of the LLC Agreement, the Managing Member may in its sole discretion, without the approval of any other Member or other Person, so amend the LLC Agreement; WHEREAS, pursuant to Section 9.4 (Amendments and Waivers) of the LLC Agreement, without further action or execution on the part of any other Member or other Person, this Amendment may be executed solely by the Managing Member and the other Members shall be deemed a party to and bound by this Amendment as of the date of hereof; and WHEREAS, the Corporate Governance and Conflicts Committee of the Board of Directors of Terra, Inc. (the “CGCC”), exercising the power and authority delegated to it under the Resolutions of the Board of Directors of Terra, Inc. dated March 25, 2016 (the “Resolutions”) to evaluate and act affirmatively with respect to the SUNE Restructuring-Related Matters (as defined in the Resolutions), has unanimously approved and authorized the adoption, execution and delivery of this Amendment by the Managing Member; and WHEREAS, the approval of this Amendment by the CGCC satisfies the requirement set forth in Section 9.4 (Amendments and Waivers) of the LLC Agreement that this Amendment be approved by a majority of the independent directors of the Managing Member (as determined in accordance with the applicable listing rules of the NASDAQ Global Select Market). AMENDMENT NOW THEREFORE, the Managing Member hereby amends the LLC Agreement as follows:

-2- 1. Managing Member; Delegation of Authority and Duties. Section 6.1 (Managing Member; Delegation of Authority and Duties) of the LLC Agreement is supplemented by adding the following provision as Section 6.1(d): “(d) Delegation of Authority by Managing Member to Conflicts Committee. (i) In accordance with Section 6.1(c), to the fullest extent permitted by law, until the first annual meeting of the stockholders of Terra, Inc. held after December 31, 2016, the Managing Member hereby delegates to the LLC Conflicts Committee (as defined in Section 6.1(d)(iv) below) exclusive power to exercise all rights, powers and authority of the Managing Member to manage and control the business and affairs of the Company and its Controlled Affiliates relating to or involving SunEdison or any of its Affiliates (other than the Company and its Controlled Affiliates) (the “Conflicts Matters”), including to: a. enter into, terminate, modify, cancel, waive or amend any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract, whether written or oral, with or involving SunEdison or any of its Affiliates (other than the Company and its Controlled Affiliates) (each, a “SUNE Agreement”); b. exercise, enforce or waive any rights, powers, preferences or authority of the Company or any of its Controlled Affiliates under or in connection with any SUNE Agreement; c. initiate, pursue, defend, settle, release, waive or compromise any claim, action, suit, arbitration, proceeding, investigation, audit or inquiry, in each case, whether civil, criminal or administrative, in law or in equity, involving SunEdison, any of its Affiliates (other than the Company and its Controlled Affiliates) or any of its or their directors or officers (in their capacity as such), whether with respect to past, present or future acts or omissions; d. exercise, enforce or waive any rights, powers, preferences or authority under this Agreement, the Act or applicable law, or enter into any agreement or arrangement with any party, with respect to or in connection with the potential disposition by SunEdison of Equity Securities of the Managing Member, the Company or any other Controlling Affiliate of the Company (whether by stock or asset sale, merger,

-3- consolidation or other business combination), including the establishment of arrangements for access to confidential information about the Company and its Affiliates and the implementation of takeover defenses; e. amend, supplement, waive or modify this Agreement in any manner that impacts the rights or obligations of SunEdison or any of its Affiliates (other than the Company and its Controlled Affiliates) in their capacity as Members or holders of Equity Interests in the Company; and f. such other matters as the LLC Conflicts Committee may determine from time to time involve a conflict of interest between the interests of the Company or any of its Controlled Affiliates and the interests of SunEdison or any of its Affiliates (other than the Company and its Controlled Affiliates); provided, however, that “Conflicts Matters” shall not include the Managing Member’s rights, power and authority under clause (ii) of Section 6.1(d)(iii) below and clause (y) of Section 6.1(d)(iv) below to revoke, amend, supplement, waive or modify the delegation of exclusive rights, powers and authority with respect to Conflicts Matters to the LLC Conflicts Committee pursuant to this Section 6.1(d)(i) or to remove or appoint any member of the LLC Conflicts Committee, in each case with Independent Shareholder Approval. (ii) Until such time as such delegation of rights, powers and authority expires or is revoked by the Managing Member in accordance with the terms of this Agreement, (x) the LLC Conflicts Committee exclusively shall have all rights, powers and authority of the Managing Member under this Agreement and the Act with respect to the Conflicts Matters, and (y) no action by the Company or the Managing Member pursuant to this Agreement or the Act with respect to any Conflicts Matter shall be effective unless taken, approved or ratified by the LLC Conflicts Committee or any Person to whom the LLC Conflicts Committee shall have delegated the right, power and authority to take, approve or ratify such action in accordance with this Section 6.1(d). For the avoidance of doubt, the LLC Conflicts Committee shall have the exclusive power and authority to delegate to one or more other Persons (including Officers) the rights, powers and authority with respect to Conflicts Matters delegated to it by the Managing Member to the same extent as the Managing Member has the power and authority to delegate rights, powers and authority pursuant to Section 6.1(c). The LLC Conflicts Committee shall also be entitled to the benefit of all rights and powers of the Managing Member in connection with the exercise of the rights delegated hereunder.

-4- (iii) Notwithstanding any other provision of this Agreement (including Section 9.1 (Separate Agreements; Schedules) and Section 9.4 (Amendments and Waivers)), the delegation of exclusive rights, powers and authority with respect to Conflicts Matters by the Managing Member to the LLC Conflicts Committee pursuant to Section 6.1(d)(i) may not be revoked and the provisions of this Section 6.1(d) may not be amended, supplemented, waived or modified (including in connection with any merger, restructuring, plan of reorganization or liquidation, dissolution, winding-up or consolidation) and the members of the LLC Conflicts Committee may not be removed, except by a written instrument signed by the Managing Member acting with either (i) the prior written consent of a majority of the members of the LLC Conflicts Committee as of the time of such revocation, amendment, supplement, waiver or modification or removal or (ii) the prior approval of the holders (other than, directly or indirectly, SunEdison or any of its Affiliates) of a majority of the outstanding shares of Class A Common Stock (other than any such shares of Class A Common Stock held, directly or indirectly, by SunEdison or any of its Affiliates) (clause (ii) being the “Independent Shareholder Approval”). (iv) The term “LLC Conflicts Committee” shall mean a committee composed of (x) Mr. Jack Jenkins-Stark, Mr. Chris Compton and Mr. Hanif “Wally” Dahya, (y) any individual appointed to the LLC Conflicts Committee by the Managing Member with Independent Shareholder Approval of such individual and (z) any individual appointed to the LLC Conflicts Committee by a majority of the members of the LLC Conflicts Committee in office immediately prior to such appointment, in each case until their resignation or removal; provided that, except as otherwise determined by the affirmative vote of a majority of the members of the LLC Conflicts Committee under exceptional and limited circumstances, each member of the LLC Conflicts Committee must satisfy such independence requirements as, in the determination of the LLC Conflicts Committee, would satisfy the NASDAQ Global Select Market standards for “independent directors” and nominations committee members, if such standards were applicable to the LLC Conflicts Committee. (v) The LLC Conflicts Committee may establish its own rules of procedure from time to time by the affirmative vote of a majority of the members of the LLC Conflicts Committee and shall operate in accordance with such rules. Notwithstanding anything in this Agreement to the contrary, so long as the LLC Conflicts Committee has the same members as the Corporate Governance and Conflicts Committee of the board of directors of Terra, Inc. (the “CGCC”), any action or decision of the CGCC duly taken or made in accordance with Terra, Inc.’s certificate of incorporation, by-laws and charter of the CGCC shall be deemed to constitute an action or decision of the LLC Conflicts Committee if and to the extent it covers any Conflicts Matters. (vi) Notwithstanding any other provision of this Agreement (including Section 9.3 (Parties in Interest)), (x) the provisions of this Section 6.1(d) are intended to be for the benefit of, and shall be enforceable by, each member of

-5- the LLC Conflicts Committee in his or her capacity as such, and (y) the provisions of Section 6.1(d)(iii), Section 6.1(d)(iv)(y) and this Section 6.1(vi) are intended to be for the benefit of, and shall be enforceable by, the holders of Class A Common Stock (other than SunEdison or any of its Affiliates). The Managing Member hereby designates each member of the LLC Conflicts Committee as an “Indemnitee” for purposes of this Agreement and any act or omission taken in connection with its exercise of rights hereunder. 2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles. 3. Captions. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment. 4. Reference to the LLC Agreement. Any and all notices, requests, certificates and other documents or instruments executed and delivered concurrently with or after the execution and delivery of this Amendment may refer to the LLC Agreement without making specific reference to this Amendment, but all such references shall be deemed to include this Amendment, unless the context shall otherwise require. 5. Effectiveness of the LLC Agreement. Except as expressly provided herein, nothing in this Amendment shall be deemed to waive or modify any of the provisions of the LLC Agreement. In the event of any conflict between the LLC Agreement and this Amendment, this Amendment shall prevail.

-6- IN WITNESS WHEREOF, the Managing Member has executed this Amendment, effective as of the date first written above. TerraForm Power, Inc. By: /s/ Peter Blackmore Name: Peter Blackmore Title: Chairman and Interim Chief Executive Officer